SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2011

ProAssurance Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-16533	63-1261433
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 Brookwood Place, Birmingham, Alabama	35209
(Address of Principal Executive Office )	(Zip code)

Registrant’s telephone number, including area code: (205) 877-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-(c) under the Exchange Act (17CFR 240.13e-(c))

Item 7.01 Regulation FD Disclosure
Attached as Exhibit 99.1, and incorporated into this Item 7.01 by reference, is our news release relating to the dividend, referred to in Item 8.01 below.
Attached as Exhibit 99.2, and incorporated into this Item 7.01 by reference, is our news release relating to the election of a lead director and the establishment of certain dates in connection with our 2012 Annual Meeting of Shareholders. We refer to these actions in Item 8.01 below.
Attached as Exhibit 99.3, and incorporated into this Item 7.01 by reference, is our Lead Director Policy. This Lead Director Policy was ratified by our Board of Directors on December 7, 2012, following the recommendation of our Nominating/Corporate Governance Committee and will be posted to the Investor Relations Section of our website, www.ProAssurance.com.

Item 8.01 Other Events
Declaration of Dividend
On December 7, 2011, our Board of Directors declared a quarterly dividend of $0.25 per common share. The record date for the dividend is December 27, 2011 and the payment date is January 12, 2012.Under the dividend policy announced September 7, 2011, our Board of Directors anticipates a total annual dividend of $1.00 per share, to be paid in equal quarterly installments. However, any decision to pay future cash dividends is subject to the Board’s final determination after a comprehensive review of the company’s financial performance, future expectations and other factors deemed relevant by the Board.

Election of Lead Director
On December 7, 2011, Wilfred W. Yeargan, M.D. was elected by a unanimous vote of the non-employee, independent directors of ProAssurance.to serve as our Lead Director, effective immediately.
Lead Director Policy
A Lead Director policy was  ratified by our Board of Directors on December 7, 2012, following the recommendation of our Nominating/Corporate Governance Committee. That policy will be posted on the Corporate Governance section of our website, www.ProAssurance.com.

2012 Annual Meeting of Shareholders
Our Board of Directors has established Wednesday, May 16, 2012 as the date for the 2012 Annual Meeting of Shareholders. The Board also set March 23, 2012.as the record date for that meeting.
Item 9.01 Financial Statements and Exhibits
99.1	News release issued on December 7, 2011, announcing the payment of a cash dividend of $0.25 per common share, payable on January 12, 2012 to shareholders of record as of December 27, 2011.

We are furnishing Exhibit 99.1 to this Current Report on Form 8-K solely for the purpose of incorporation by reference into Items 7.01 and 9.01. This exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

99.2
News release issued on December 7, 2011, announcing the election of Wilfred W. Yeargan as Lead Director for ProAssurance Corporation and the adoption by the Board of Directors of a Lead Director Policy. This release also reports the date of our 2012 Annual Meeting of Shareholders and the establishment of the record date for that meeting.

We are furnishing Exhibit 99.2 to this Current Report on Form 8-K solely for the purpose of incorporation by reference into Items 7.01 and 9.01. This exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

99.3	Our Lead Director Policy, as adopted by the Board of Directors on December 7, 2011, following the recommendation of our Nominating/Corporate Governance Committee.

We are furnishing Exhibit 99.3 to this Current Report on Form 8-K solely for the purpose of incorporation by reference into Items 7.01 and 9.01. This exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE
Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2011
PROASSURANCE CORPORATION
by: /s/ Frank B. O’Neil
Frank B. O’Neil Senior Vice-President